SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2007

MURPHY OIL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8590		71-0361522
(Commission File Number)		(IRS Employer Identification No.)

200 Peach Street, El Dorado, AR		71731-7000
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (870) 862-6411

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) Effective as of April 24, 2007, the 2007 Long Term Incentive Plan of Murphy Oil Corporation was amended to:

•	Reduce the maximum number of shares available for grant under the Plan to 6,700,000 shares; and

•	Reduce the maximum term of options granted under the Plan to seven (7) years.

A copy of the Murphy Oil Corporation Long Term Incentive Plan (as amended through April 24, 2007) is filed as an exhibit herewith and incorporated herein.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Murphy Oil Corporation Long Term Incentive Plan (as amended through April 24, 2007)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

Date:	April 24, 2007	By:
			Name:	Walter Compton
			Title:	Secretary

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Murphy Oil Corporation Long Term Incentive Plan (as amended through April 24, 2007)